CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT

                                                                                             Settlement Date             1/31/2005
                                                                                             Determination Date          2/10/2005
                                                                                             Distribution Date           2/15/2005

I.      All Payments on the Contracts                                                                                   359,911.33
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                              22,874.36
III.    Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                             2.00
V.      Servicer Monthly Advances                                                                                        11,084.27
VI.     Distribution from the Reserve Account                                                                                 0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                                 528.83
VIII.   Transfers to the Pay-Ahead Account                                                                                 (623.26)
IX.     Less:  Investment Earnings distributions
        (a)  To Sellers with respect to the Collection Account                                                               (2.00)
        (b)  To Sellers with respect to the Pay-Ahead Account                                                                (5.65)
X.      Deposits in error                                                                                                     0.00
Total available amount in Collection Account                                                                           $393,769.88
                                                                                                                       ===========

DISTRIBUTION AMOUNTS                                                         COST PER $1000
--------------------                                                         --------------

1.   (a)  Class A-1 Note Interest Distribution                                                              0.00
     (b)  Class A-1 Note Principal Distribution                                                             0.00
          Aggregate Class A-1 Note Distribution                                0.00000000                                     0.00

2.   (a)  Class A-2 Note Interest Distribution                                                              0.00
     (b)  Class A-2 Note Principal Distribution                                                             0.00
          Aggregate Class A-2 Note Distribution                                0.00000000                                     0.00

3.   (a)  Class A-3 Note Interest Distribution                                                              0.00
     (b)  Class A-3 Note Principal Distribution                                                             0.00
          Aggregate Class A-3 Note Distribution                                0.00000000                                     0.00

4.   (a)  Class A-4 Note Interest Distribution                                                              0.00
     (b)  Class A-4 Note Principal Distribution                                                             0.00
          Aggregate Class A-4 Note Distribution                                0.00000000                                     0.00

5.   (a)  Class A-5 Note Interest Distribution                                                              0.00
     (b)  Class A-5 Note Principal Distribution                                                             0.00
          Aggregate Class A-5 Note Distribution                                0.00000000                                     0.00

6.   (a)  Class A-6 Note Interest Distribution                                                              0.00
     (b)  Class A-6 Note Principal Distribution                                                             0.00
          Aggregate Class A-6 Note Distribution                                0.00000000                                     0.00

7.   (a)  Class B Note Interest Distribution                                                                0.00
     (b)  Class B Note Principal Distribution                                                               0.00
          Aggregate Class B Note Distribution                                  0.00000000                                     0.00

8.   (a)  Class C Note Interest Distribution                                                           78,705.70
     (b)  Class C Note Principal Distribution                                                         258,845.43
          Aggregate Class C Note Distribution                                  19.49806837                              337,551.13

9.    Servicer Payment
      (a)  Servicing Fee                                                                                5,744.94
      (b)  Reimbursement of prior Monthly Advances                                                     13,584.42
            Total Servicer Payment                                                                                       19,329.36

10.  Deposits to the Reserve Account                                                                                     36,889.39

TOTAL DISTRIBUTION AMOUNT FROM COLLECTION ACCOUNT                                                                      $393,769.88
                                                                                                                       ===========

RESERVE ACCOUNT DISTRIBUTIONS TO SELLERS

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                       0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                            0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                  0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                       0.00
                        TOTAL AMOUNTS TO SELLERS(CHASE USA & CHASE MANHATTAN BANK)                                            0.00
                                                                                                                       ===========

PAYAHEAD ACCOUNT DISTRIBUTIONS TO SELLERS

      (a)  Distribution from the Payahead Account to the Sellers(Chase USA)                                 2.86
      (b)  Distribution from the Payahead Account to the Sellers(Chase Manhattan Bank)                      2.79
                        TOTAL AMOUNTS TO SELLERS (CHASE USA & CHASE MANHATTAN BANK)                                           5.65
                                                                                                                       ===========


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

           INTEREST
--------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes @   5.845%                                                                      0.00
        (b) Class A-2 Notes @   6.028%                                                                      0.00
        (c) Class A-3 Notes @   6.140%                                                                      0.00
        (d) Class A-4 Notes @   6.250%                                                                      0.00
        (e) Class A-5 Notes @   6.420%                                                                      0.00
        (f) Class A-6 Notes @   6.500%                                                                      0.00
                     Aggregate Interest on Class A Notes                                                                      0.00
        (g) Class B Notes @     6.680%                                                                                        0.00
        (h) Class C Notes @     6.850%                                                                                   78,705.70

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                 0.00
        (b) Class A-2 Notes                                                                                 0.00
        (c) Class A-3 Notes                                                                                 0.00
        (d) Class A-4 Notes                                                                                 0.00
        (e) Class A-5 Notes                                                                                 0.00
        (f) Class A-6 Notes                                                                                 0.00
        (g) Class B Notes                                                                                   0.00
        (h) Class C Notes                                                                                   0.00

3.   Total Distribution of Interest                                          COST PER $1000
                                                                             --------------
        (a) Class A-1 Notes                                                    0.00000000                   0.00
        (b) Class A-2 Notes                                                    0.00000000                   0.00
        (c) Class A-3 Notes                                                    0.00000000                   0.00
        (d) Class A-4 Notes                                                    0.00000000                   0.00
        (e) Class A-5 Notes                                                    0.00000000                   0.00
        (f) Class A-6 Notes                                                    0.00000000                   0.00
                     Total Aggregate Interest on Class A Notes                                                                0.00
        (g) Class B Notes                                                      0.00000000                                     0.00
        (h) Class C Notes                                                      4.54630124                                78,705.70

           PRINCIPAL
--------------------------------

                                                                             No. of Contracts
                                                                             ----------------
1.   Amount of Stated Principal Collected                                                             174,838.99
2.   Amount of Principal Prepayment Collected                                      20                  84,006.44
3.   Amount of Liquidated Contract                                                  0                       0.00
4.   Amount of Repurchased Contract                                                 0                       0.00

       Total Formula Principal Distribution Amount                                                                      258,845.43

5.   Principal Balance before giving effect to Principal Distribution                            Pool Factor
                                                                                                 -----------
        (a) Class A-1 Notes                                                                       0.0000000                   0.00
        (b) Class A-2 Notes                                                                       0.0000000                   0.00
        (c) Class A-3 Notes                                                                       0.0000000                   0.00
        (d) Class A-4 Notes                                                                       0.0000000                   0.00
        (e) Class A-5 Notes                                                                       0.0000000                   0.00
        (f) Class A-6 Notes                                                                       0.0000000                   0.00
        (g) Class B Notes                                                                         0.0000000                   0.00
        (h) Class C Notes                                                                         0.7964324          13,787,860.34

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class A-6 Notes                                                                                                   0.00
        (g) Class B Notes                                                                                                     0.00
        (h) Class C Notes                                                                                                     0.00

7.   Principal Distribution                                                  COST PER $1000
                                                                             --------------
        (a) Class A-1 Notes                                                    0.00000000                                     0.00
        (b) Class A-2 Notes                                                    0.00000000                                     0.00
        (c) Class A-3 Notes                                                    0.00000000                                     0.00
        (d) Class A-4 Notes                                                    0.00000000                                     0.00
        (e) Class A-5 Notes                                                    0.00000000                                     0.00
        (f) Class A-6 Notes                                                    0.00000000                                     0.00
        (g) Class B Notes                                                      0.00000000                                     0.00
        (h) Class C Notes                                                     14.95176714                               258,845.43

8.   Principal Balance after giving effect to Principal Distribution                             Pool Factor
                                                                                                 -----------
        (a) Class A-1 Notes                                                                       0.0000000                   0.00
        (b) Class A-2 Notes                                                                       0.0000000                   0.00
        (c) Class A-3 Notes                                                                       0.0000000                   0.00
        (d) Class A-4 Notes                                                                       0.0000000                   0.00
        (e) Class A-5 Notes                                                                       0.0000000                   0.00
        (f) Class A-6 Notes                                                                       0.0000000                   0.00
        (g) Class B Notes                                                                         0.0000000                   0.00
        (h) Class C Notes                                                                         0.7814806          13,529,014.91


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

           POOL DATA
--------------------------------
                                                                                                    Aggregate
                                                                             No. of Contracts   Principal Balance
                                                                             ----------------   -----------------
1.   Pool Stated Principal Balance as of   1/31/2005                               474            13,529,014.91

2.   Delinquency Information                                                                                        % Delinquent
                                                                                                                    ------------

              (a) 31-59 Days                                                         9               963,316.68       7.120%
              (b) 60-89 Days                                                         6               112,885.67       0.834%
              (c) 90-119 Days                                                        1                 3,343.36       0.025%
              (d) 120 Days +                                                         0                     0.00       0.000%

3.   Contracts Repossessed during the Due Period                                     0                     0.00

4.   Current Repossession Inventory                                                  1               309,805.96

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                    0                     0.00
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                    22,874.36
                                                                                                     ----------
       Total Aggregate Net Losses for the preceding Collection Period                                                   -22,874.36

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                       16,645.78

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)             635                                5,382,465.67

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                            8.725%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               96.881

       TRIGGER ANALYSIS
--------------------------------

1.  (a)  Average 60+ Delinquency Percentage                       2.653%
    (b)  Delinquency Percentage Trigger in effect ?                                NO

2.  (a)  Average Net Loss Ratio                                  -0.007%
    (b)  Net Loss Ratio Trigger in effect ?                                        NO
    (c)  Net Loss Ratio (using ending Pool Balance)              -0.049%

3.  (a)  Servicer Replacement Percentage                         -0.085%
    (b)  Servicer Replacement Trigger in effect ?                                  NO

         MISCELLANEOUS
--------------------------------

1.   Monthly Servicing Fees                                                                                               5,744.94

2.   Servicer Advances                                                                                                   11,084.27

3.   (a)  Opening Balance of the Reserve Account                                                                      5,325,240.59
     (b)  Deposits to the Reserve Account                                                              36,889.39
     (c)  Investment Earnings in the Reserve Account                                                    8,262.35
     (d)  Distribution from the Reserve Account                                                       (45,151.74)
     (e)  Ending Balance of the Reserve Account                                                                       5,325,240.59

4.   Specified Reserve Account Balance                                                                                5,325,240.59

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                        1,923.30
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                                   623.26
     (c)  Investment Earnings in the Pay-Ahead Account                                                      5.65
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                                 (528.83)
     (e)  Ending Balance in the Pay-Ahead Account                                                                         2,023.38


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